UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 8, 2007

AURORA OIL & GAS CORPORATION
(Exact name of registrant as specified in its charter)

UTAH	0-25170	87-0306609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4110 Copper Ridge Drive, Suite 100, Traverse City, MI		49684
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(231) 941-0073

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Aurora Oil & Gas Corporation has prepared a PowerPoint slide presentation to use in upcoming presentations at investor conferences and various one-on-one investor meetings. A copy of this slide presentation is attached as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

c. Exhibits

Exhibit No.	Description

99.1	Aurora Oil & Gas Corporation Power Point slide presentation dated March 8, 2007 entitled “Exploiting Unconventional Gas Reservoirs in the Antrim and New Albany Shales.”

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 8, 2007.

AURORA OIL & GAS CORPORATION

Date: March 8, 2007	By:	/s/ William W. Deneau
By: William W. Deneau
Its: President